Exhibit 10.4

SECOND AMENDMENT TO

INTRALATA COMPENSATION AGREEMENT

The undersigned parties, on the date set forth below, hereby amend the IntraLATA Compensation Agreement as follows:

WHEREAS, the Independent Local Exchange Carriers (“Independent Companies”), entered into the “Telecommunications Services and Facilities Agreement” (“TS&F Agreement”) with The Bell Telephone Company of Pennsylvania now known as Verizon Pennsylvania, Inc. (“Verizon”) effective on January 1, 1986;

WHEREAS, the undersigned parties, the Independent Companies entered into the “IntraLATA Compensation Agreement Between The Pennsylvania Non-Bell Telephone Companies” (“IntraLATA Compensation Agreement”) effective on January 1, 1986, which, inter alia, effectuated the terms of the TS&F Agreement among the Independent Companies;

WHEREAS, the undersigned parties may desire to route their originating intraLATA traffic by means other than direct trunking, through an interexchange carrier, for example, for completion and to discontinue submitting the associated originating records to the IntraLATA Toll Originating Responsibility Plan (“ITORP”) billing process for settlement compensation purposes;

WHEREAS, the undersigned parties have or will contemporaneously execute with Verizon an amendment to the TS&F Agreement (“TS&F Amendments”) to address alternative routing of intraLATA traffic and revise the calculation of chargeable minutes of use.

WHEREAS, the undersigned parties believe that it is to their respective benefit to also amend the IntraLATA Compensation Agreement.;

NOW, THEREFORE, the undersigned parties, intending to be legally bound, do hereby agree and covenant that:

SECTION ONE

Duty of Notification

1.1 Prior to rerouting any originating IntraLATA toll traffic and discontinuing the submission of associated originating records to ITORP for settlement compensation purposes, in whole or in part, any undersigned party shall first provide written notice at least thirty (30) days prior to the effective date on which traffic will be rerouted to the offices of the Pennsylvania Telephone Association (“PTA”). The PTA will forward the notice, in the form of a Bulletin to all of its member companies.

1.2 In order to be effective, the written notice must include the following information:

a. The company’s name and ITORP identification number;

b. The effective date on which the traffic will be rerouted;

c. Identification of the types of traffic that will be rerouted (for example, MTS, DA, 800);

d. The identity of the carrier to whom the traffic will be handed off; and

e. The name and contact information of the person responsible for answering inquiries regarding the notice on behalf of the entity providing the notice.

SECTION TWO

Non-Conversation Time Additive

2.1 The undersigned parties agree to discontinue charging each other, and the ITORP Administrator may cease billing, the “non-conversation time” component of the “chargeable minutes of use” set forth in Section 2 of Appendix 1 to the TS&F Agreement. The undersigned parties agree that the non-conversation time additive will cease being billed and collected effective on the same date as specified in the TS&F Amendments executed contemporaneously herewith. Thereafter, none of the undersigned parties shall have any claim against any other undersigned party for the non-conversation time portion of the “chargeable minutes of use.”

SECTION THREE

Effect

4.1 The provisions of this Second Amendment are intended to supplement those contained in the IntraLATA Compensation Agreement. To the extent there is any inconsistency between the terms of this Second Amendment and the terms of that Agreement, the terms of this Second Amendment shall control. In all other respects, the terms of that Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned parties have caused this Second Amendment to be executed by their duly authorized officers, who are empowered to bind their respective companies and any successor in interest thereto, as of the day and year set forth below:

INDEPENDENT TELEPHONE COMPANIES: ALLTEL Pennsylvania Inc.; Armstrong Telephone Company North; Armstrong Telephone Company Pennsylvania; Bentleyville Telephone Company; Buffalo Valley Telephone Company; Citizens Telephone Company of Kecksburg; Commonwealth Telephone Company; Conestoga Telephone & Telegraph Company; Denver & Ephrata Telephone & Telegraph Company; Frontier Communications Of Breezewood LLC; Frontier Communications Of Canton LLC; Frontier Communications Of Lakewood LLC; Frontier Communications Of Pennsylvania LLC; Hickory Telephone Company; Ironton Telephone Company; Lackawaxen Telephone Company; Laurel Highland Telephone Company; Marianna & Scenery Hill Telephone Company; North Penn Telephone Company; North Pittsburgh Telephone Company; North-Eastern Pennsylvania Telephone Company; Palmerton Telephone Company; Pennsylvania Telephone Company; Pymatuning Independent Telephone Company; South Canaan Telephone Company; TDS Telecomm/Mahoney & Mahantango Telephone Company; TDS Telecomm/Sugar Valley Telephone Company; United Telephone Company of Pennsylvania d/b/a/ Embarq Pennsylvania; Venus Telephone Corp.; and Yukon Waltz Telephone Company

Company Name:	Denver & Ephrata Telephone & Telegraph Company

Signed:
Officer: Albert H. Kramer
Title: Vice President
Date: July 24, 2006

WITNESSETH:

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